UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 9, 2024

Commission File Number: 333-230479

SEATECH VENTURES CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	61-1882326
(State of incorporation)	(IRS Employer Identification No.)

11-05 & 11-06, Tower A, Ave 3, Vertical Business Suite,

Jalan Kerinchi, Bangsar South, 59200 Kuala Lumpur, Malaysia.

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+603) 8408-1788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered under Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001	SEAV	The OTC Markets – Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 2, 2024, SEATech Ventures Corp. (the “Company”) changed its principal accountant from JP Centurion & Partners PLT (“JP Centurion”) to J&S Associate PLT(“J&S”).

The principal accountant’s report of JP Centurion on the financial statements of the Company as of and for the fiscal years ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 through January 2, 2024, there were no disagreements with JP Centurion, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to JP Centurion’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with any reports it would have issued. During the fiscal years ended December 31, 2022 through January 2, 2024, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

A letter from JP Centurion addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to JP Centurion in this Current Report on Form 8-K. A copy of such letter is furnished hereto with the filing of this Current Report on Form 8-K.

On January 3, 2024, the Board of Directors of the Company approved the engagement of J&S as the Company’s independent registered public accounting firm to audit its financial statements.

During the fiscal year ended December 31, 2022 through January 2, 2024, neither the Company nor anyone on its behalf consulted with J&S regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that JP Centurion concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Resignation Letter as Auditors
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATech Ventures Corp.
(Name of Registrant)

Date: January 9, 2024	By:	/s/ CHIN CHEE SEONG
	Name:	Chin Chee Seong
	Title:	Chief Executive Officer
(President, Secretary, Treasurer, Director)

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